UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of earliest event reported): June 9, 2005


                                 FANTATECH INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in Its Charter)


         Delaware                       0-24374                  62-1690722
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


Unit B, 11/F, Vienna Mansion
55 Paterson Street, Causeway Bay
Hong Kong                                               Not applicable
----------------------------------------           ----------------------
(Address of principal executive offices)                 (Zip Code)


               Registrant's telephone number, including area code
                                 (852) 2577 3020
           -----------------------------------------------------------

                        317 W. Las Tunas Drive, Ste. #207
                              San Gabriel, CA 91776
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                TABLE OF CONTENTS


Item 5.02 Departure of Directors or Principal Officers, Election of Director; Appointment of Principal Officers.


EXHIBIT 10.1


SIGNATURES


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
SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective  June  9,  2005,  Mr.  Carl  Yuen  resigned from the position as Chief
Financial Officer of the Company; and the current directors of the Company appointed Mr. Gary Lui as Chief Financial Officer, to serve until his earlier resignation or removal as an officer.

Mr. Lui has over 17 years working experiences in various financial and managerial positions. He graduated from the University of Hong Kong in 1987 and worked in the Corporate Recovery Division of Arthur Andersen & Co. for three years. In 1990, he joined a listed shipbuilding company as the Group Assistant Financial Controller and was the Financial Controller of the Group's major shipyard in Singapore. From 1992 to 1995, Mr. Lui worked for a private and a public investment company, respectively, as General Manger and Project Controller, both with extensive joint venture investment in China. Prior to joining the Company, Mr. Lui was the Vice-President and Chief Financial Officer of an OTC BB listed brewing company with brewing facilities located in China. Mr. Lui is currently a member of the Association of Chartered Certified Accountants and the Hong Kong Institute of Certified Public Accountants. Mr. Lui obtained his Master's Degree in Applied Finance in 2001.

There are no arrangements between Mr. Gary Lui and any other person pursuant to which either was selected as Chief Financial Officer, nor are there any transactions to which the Company or any subsidiary thereof is a party and in which Mr. Gary Lui has a material interest subject to disclosure under Item 404(a) of Regulation S-B.


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
EXHIBIT  NO.          DESCRIPTION

10.1                  Correspondence  from  Mr.  Carl  Yuen

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                                        FANTATECH  INC.
                                                        ---------------
                                                         (Registrant)


Dated:  June  9,  2005                             By:  /s/ Guangwei  Liang
                                                        ------------------------
                                                        GUANGWEI  LIANG
                                                        Chief Executive  Officer


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